  As Filed With the Securities and Exchange Commission on March 15, 2001
                                                      Registration No. 333-54944
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ----------------

                            AMENDMENT NO. 2 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ----------------
                           HANOVER COMPRESSOR COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                               76-0625124
    (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
     Incorporation or Organization)

                          12001 North Houston Rosslyn
                              Houston, Texas 77086
                                 (281) 447-8787
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                               Michael J. McGhan
                     President and Chief Executive Officer
                           Hanover Compressor Company
                          12001 North Houston Rosslyn
                              Houston, Texas 77086
                                 (281) 447-8787
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                               ----------------
                                   Copies To:
        Richard S. Meller, Esq.                    John J. Sabl, Esq.
            Latham & Watkins                        Sidley & Austin
         233 South Wacker Drive                      Bank One Plaza
               Suite 5800                       10 South Dearborn Street
        Chicago, Illinois 60606                 Chicago, Illinois 60603
             (312) 876-7700                          (312) 853-7000
                               ----------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.   [_]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or
interest reinvestment plans, check the following box.   [_]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   [_]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   [_]
    If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.   [_]

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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


                             EXPLANATORY NOTE

    This Amendment No. 2 is being filed solely for the purpose of filing the exhibits attached hereto.

                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

    The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of Hanover Compressor Company under the Securities Act or the Exchange Act as indicated in parenthesis:

 Exhibit
   No.                                Description
 ------- ---------------------------------------------------------------------
   1.1   Form of Underwriting Agreement.
   4.1   Certificate of Incorporation of Hanover Compressor Holding Co., as
         amended (incorporated by reference to Exhibit 3.1 to Hanover
         Compressor Company's Current Report on Form 8-K dated February 5,
         2001).
   4.2   Bylaws of Hanover Compressor Company (incorporated by reference to
         Exhibit No. 3.3 to Hanover Compressor Company's Annual Report on Form
         10-K for the year ended December 31, 1999).
   4.3   Form of Hanover Compressor Company common stock certificate
         (incorporated by reference to Exhibit 4.11 to Hanover Compressor
         Company's Registration Statement on Form S-1 (File No. 333-27953), as
         amended).
   5.1   Opinion of Latham & Watkins as to the validity of the common stock.*
  23.1   Consent of PricewaterhouseCoopers LLP, independent accountants.*
  23.2   Consent of PricewaterhouseCoopers LLP, independent accountants.*
  23.3   Consent of Latham & Watkins (included in the opinion filed as Exhibit
         5.1).*
  24.1   Powers of Attorney (included on the signature page of this
         Registration Statement).*

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*   Previously filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Hanover Compressor Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 15, 2001.

                                          Hanover Compressor Company

                                                /s/ Michael J. McGhan
                                          By: _________________________________
                                                    Michael J. McGhan
                                              President and Chief Executive
                                                         Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of March, 2001.

              Signature                                   Title
              ---------                                   -----
      /s/ Michael J. McGhan            President and Chief Executive Officer and
______________________________________  Director (Principal Executive Officer)
          Michael J. McGhan

     /s/ William S. Goldberg           Chief Financial Officer and Director
______________________________________  (Principal Financial and Accounting
         William S. Goldberg            Officer)

                  *                    Director
______________________________________
           Ted Collins, Jr.

                  *                    Director
______________________________________
          Robert R. Furgason

                  *                    Director
______________________________________
           Melvyn N. Klein

                  *                    Director
______________________________________
         Michael A. O'Connor

                  *                    Director
______________________________________
          Alvin V. Shoemaker

   /s/ Michael J. McGhan
*By:_____________________________
        Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
   No.                                Description
 ------- ---------------------------------------------------------------------
   1.1   Form of Underwriting Agreement.
   4.1   Certificate of Incorporation of Hanover Compressor Holding Co., as
         amended (incorporated by reference to Exhibit 3.1 to Hanover
         Compressor Company's Current Report on Form 8-K dated February 5,
         2001).
   4.2   Bylaws of Hanover Compressor Company (incorporated by reference to
         Exhibit No. 3.3 to Hanover Compressor Company's Annual Report on Form
         10-K for the year ended December 31, 1999).
   4.3   Form of Hanover Compressor Company Common Stock certificate
         (incorporated by reference to Exhibit 4.11 to Hanover Compressor
         Company's Registration Statement on Form S-1 (File No. 333-27953), as
         amended).
   5.1   Opinion of Latham & Watkins as to the validity of the common stock.*
  23.1   Consent of PricewaterhouseCoopers LLP, independent accountants.*
  23.2   Consent of PricewaterhouseCoopers LLP, independent accountants.*
  23.3   Consent of Latham & Watkins (included in the opinion filed as Exhibit
         5.1).*
  24.1   Powers of Attorney (included on the signature page of this
         Registration Statement).*

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*Previously filed.